                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 31, 2001


                              UNITEDGLOBALCOM, INC.
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                           0-21974                     84-1116217
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)               Identification #)
incorporation)


             4643 SOUTH ULSTER STREET, SUITE 1300, DENVER, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On December 31, 2001, the Company, New UnitedGlobalCom, Inc. ("New United"), Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc., United/New United Merger Sub, Inc. ("Merger Subsidiary") and certain major stockholders of the Company entered into an Amended and Restated Agreement and Plan of Restructuring and Merger (the "New United Merger Agreement"), amending and restating that certain Agreement and Plan of Restructuring and Merger (the "Original New United Merger Agreement"), dated as of December 3, 2001, among such parties. On December 31, 2001, the Company, New United and Merger Subsidiary also entered into an Amended and Restated United/New United Agreement and Plan of Merger (the "United/New United Merger Agreement"), amending and restating that certain Agreement and Plan of Merger (the "Original United/New United Merger Agreement"), dated as of December 3, 2001, among such parties. The New United Merger Agreement and the United/New United Merger Agreement amended the transactions contemplated by the Original New United Merger Agreement and the Original United/New United Merger Agreement primarily in order to provide for the conversion of the Company's Series B preferred stock, Series C preferred stock and Series D preferred stock into shares of New United Class A common stock rather than shares of new series of New United's preferred stock, as had been contemplated by the Original New United Merger Agreement and the Original United/New United Merger Agreement. A copy of the New United Merger Agreement and the United/New United Merger Agreement are attached as exhibits to this Form 8-K.

ITEM 7. EXHIBITS

(c)

10.1 Amended and Restated Agreement and Plan of Restructuring and Merger, dated as of December 31, 2001, among UnitedGlobalCom, Inc., New UnitedGlobalCom, Inc., United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc. and each Person indicated as a "Founder" on the signature pages thereto, and Exhibits appended thereto.

10.2 Amended and Restated United/New United Agreement and Plan of Merger, dated as of December 31, 2001, among UnitedGlobalCom, Inc., New UnitedGlobalCom, Inc., and United/New United Merger Sub, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITEDGLOBALCOM, INC.

                                      By: /s/ Ellen P. Spangler
                                          --------------------------------------
                                          Ellen P. Spangler
                                          Senior Vice President of Business and
                                          Legal Affairs and Secretary


Dated:  January 9, 2002

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
10.1           Amended and Restated Agreement and Plan of Restructuring and
               Merger, dated as of December 31, 2001, among UnitedGlobalCom,
               Inc., New UnitedGlobalCom, Inc., United/New United Merger Sub,
               Inc., Liberty Media Corporation, Liberty Media International,
               Inc., Liberty Global, Inc. and each Person indicated as a
               "Founder" on the signature pages thereto, and Exhibits appended thereto.

10.2           Amended and Restated United/New United Agreement and Plan of
               Merger, dated as of December 31, 2001, among UnitedGlobalCom,
               Inc., New UnitedGlobalCom, Inc., and United/New United Merger
               Sub, Inc.